[***] CERTAIN INFORMATION IN THIS DOCUMENT HAS BEEN EXCLUDED PURSUANT TO REGULATION S-K, ITEM 601(B)(10). SUCH EXCLUDED INFORMATION IS BOTH NOT MATERIAL AND IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

Exhibit 10.47

Execution Copy

FIRST AMENDMENT

TO

LOAN PROGRAM AGREEMENT

THIS FIRST AMENDMENT TO THE LOAN PROGRAM AGREEMENT (this “Amendment”) is made and entered into as of this 18th day of January, 2018, by and between FINWISE BANK, an FDIC insured Utah state chartered bank, with its principal office located at 820 East 9400 South, Sandy, Utah 84094 (“Bank”), and OPPORTUNITY FINANCIAL, LLC, a Delaware limited liability company with its principal office located at 130 East Randolph Street, Suite 3400, Chicago, Illinois 60601 (“Service Agent”). Unless otherwise defined herein, all capitalized terms used herein shall have the meanings ascribed to them in the Program Agreement (defined herein).

WHEREAS, Bank and Service Agent entered into that certain Loan Program Agreement, dated October 31, 2017 (“Program Agreement”); and

WHEREAS, Bank and Service Agent desire to amend the Program Agreement as set forth herein.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, agree as follows:

1. Section 3.1(c) of the Program Agreement shall be amended to add the following sentence at the end thereof:

“Notwithstanding the foregoing, at any time that the Required Balance is capped at [***] dollars, Bank may, in its reasonable discretion upon prior written notice to Service Agent, limit the daily aggregate amount of new Loans funded to [***] dollars. Notwithstanding anything to the contrary in this Agreement, the Loan Sale Agreement, or the Servicing Agreement, Bank maintains the sole discretion whether to originate and fund each Loan.”

2. Exhibit A of the Program Agreement shall be deleted in its entirety and replaced with the Exhibit A attached to this Amendment.

3. This Amendment shall inure to the benefit of, and be binding upon, the parties and their successors and permitted assigns.

4. This Amendment may not be changed orally, but only in writing signed by both parties.

5. This Amendment may be executed in two or more counterparts, each of which shall be deemed an original but all of which together shall be one instrument. To facilitate execution of this Amendment, the parties may execute and exchange by email in PDF format counterparts of the signature pages, which shall be deemed an original.

Execution Copy

6. Except as expressly modified hereby, all terms and conditions of the Program Agreement shall remain in full force and effect.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

Execution Copy

IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the date written above.

FINWISE BANK

By:	/s/ David Tilis
	Name:	David Tilis
	Title:	Vice President

OPPORTUNITY FINANCIAL, LLC

By:	/s/ Jared Kaplan
	Name:	Jared Kaplan
	Title:	Chief Executive Officer

[Signature Page to First Amendment to Loan Program Agreement]